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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        GALYAN'S TRADING COMPANY, INC.
            (Exact name of registrant as specified in its charter)

        Indiana                                          35-1529720
(State of incorporation                               (I.R.S. Employer
    or organization)                                 Identification No.)

        2437 East Main Street, Plainfield, Indiana 46168 (317) 532-0200
              (Address and Phone of principal executive offices)

________________________________________________________________________________

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
If this Form relates to the registration of a      If this Form relates to the registration of a class of
class of securities pursuant to Section 12(b)      securities pursuant to Section 12(g) of the Exchange
of the Exchange Act and is effective pursuant      Act and is effective pursuant to General Instruction
to General Instruction A.(c), please check the     A.(d), please check the following box. [X]
following box. [_]
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     Securities Act registration statement file number to which this form relates: 333-57848

     Securities to be registered pursuant to Section 12(b) of the Act:  None.

     Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
                                (Title of class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

     Incorporated by reference to the section entitled "Descripton of Capital Stock" contained in the registrant's Registration Statement on Form S-1 (File No. 333-57848), as originally filed or subsequently amended, including any form of prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 in connection with such registration statement (the "Registration Statement"), which Registration Statement was originally filed with the Securities and Exchange Commission on March 29, 2001.

Item 2.  Exhibits.

     The following exhibits are incorporated herein by reference:

2.1 /(1)/  Amended and Restated Articles of Incorporation, as currently in effect

2.2 /(2)/  Form of Second Amended and Restated Articles of Incorporation, to
           become effective immediately prior to the closing of the Registrant's initial public offering

2.3 /(3)/  Amended and Restated Bylaws, as currently in effect

2.4 /(4)/  Form of Second and Amended Bylaws, to become effective immediately prior to the closing of the Registrant's initial public offering



_____________________
/1/  Incorporated by reference to Exhibit 3.1 to the Registration Statement.

/2/  Incorporated by reference to Exhibit 3.2 to the Registration Statement.

/3/  Incorporated by reference to Exhibit 3.3 to the Registration Statement.

/4/  Incorporated by reference to Exhibit 3.4 to the Registration Statement.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              Galyan's Trading Company, Inc.

Date: June 21, 2001           By: /s/ Robert B. Mang
                                  --------------------------
                                  Robert B. Mang
                                  Chief Executive Officer and Chairman of the
                                  Company

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                                 EXHIBIT INDEX

Exhibit No.  Description
----------   -----------

2.1 /(1)/  Amended and Restated Articles of Incorporation, as currently in effect

2.2 /(2)/  Form of Second Amended and Restated Articles of Incorporation, to
           become effective immediately prior to the closing of the registrant's initial public offering

2.3 /(3)/  Amended and Restated Bylaws, as currently in effect

2.4 /(4)/  Form of Second and Amended Bylaws, to become effective immediately prior to the closing of the registrant's initial public offering


_____________________
/1/ Incorporated by reference to Exhibit 3.1 to the registrant's registration statement on Form S-1 (File No. 333-57848) (the "Registration Statement").

/2/  Incorporated by reference to Exhibit 3.2 to the Registration Statement.

/3/  Incorporated by reference to Exhibit 3.3 to the Registration Statement.

/4/  Incorporated by reference to Exhibit 3.4 to the Registration Statement.

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